UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2020

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. (the “Annual Meeting”) was held on May 28, 2020. We had 209,377,494 outstanding shares of our common stock as of April 6, 2020, the record date for the Annual Meeting. 178,841,336 shares of common stock were represented in person or by proxy at the Annual Meeting, which was sufficient to constitute a quorum for the purpose of transacting business.

The final voting results for each proposal are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	143,392,972	1,330,861	219,935	33,897,568
Richard D. Fain	141,327,813	2,979,986	635,969	33,897,568
Stephen R. Howe, Jr.	144,033,540	685,049	225,179	33,897,568
William L. Kimsey	135,949,900	8,769,652	224,216	33,897,568
Maritza G. Montiel	143,400,966	1,296,364	246,438	33,897,568
Ann S. Moore	144,212,416	511,921	219,431	33,897,568
Eyal M. Ofer	142,299,501	2,420,579	223,688	33,897,568
William K. Reilly	142,857,508	1,841,563	244,697	33,897,568
Vagn O. Sørensen	129,648,820	15,070,422	224,526	33,897,568
Donald Thompson	143,188,808	1,503,431	251,529	33,897,568
Arne Alexander Wilhelmsen	142,645,899	2,070,904	226,965	33,897,568

Each of the eleven nominees listed above was elected to the Board of Directors, having received the affirmative vote of a majority of the votes cast with respect to the election of directors.

Advisory Vote on Compensation of Named Executive Officers

Number
Votes For	142,644,724
Votes Against	1,965,890
Abstentions	333,154
Broker Non-Votes	33,897,568

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Ratification of the Auditors

Number
Votes For	173,206,027
Votes Against	5,086,919
Abstentions	548,390
Broker Non-Votes	0

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Shareholder Proposal Regarding Political Contributions Disclosure

Number
Votes For	44,631,755
Votes Against	96,469,468
Abstentions	3,842,545
Broker Non-Votes	33,897,568

The shareholder proposal was not approved, having failed to receive the affirmative vote of a majority of the votes cast with respect to such proposal.

Shareholder Proposal Regarding Independent Chair of the Board of Directors

Number
Votes For	45,400,545
Votes Against	99,195,346
Abstentions	347,877
Broker Non-Votes	33,897,568

The shareholder proposal was not approved, having failed to receive the affirmative vote of a majority of the votes cast with respect to such proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: May 29, 2020	By:	/s/ Bradley H. Stein
	Name:	Bradley H. Stein Senior Vice President, General Counsel & Secretary
Title: